Filed Pursuant to Rule 497(e)
Registration No. 333-17391; 811-07959

Logan Capital Broad Innovative Growth ETF

(Ticker: LCLG)
(the “Fund”)

Supplement dated July 21, 2026 to the Statutory Prospectus and
Statement of Additional Information (“SAI”), each dated August 28, 2025

Effective immediately, the address for Logan Capital Management, Inc., the investment adviser to the Fund (the “Adviser”), has been changed to the following:

Logan Capital Management, Inc.
3817 West Chester Pike
Newtown Square, Pennsylvania 19073

All references to the Adviser’s address in the Fund’s Statutory Prospectus and SAI are hereby replaced with the new address listed above. Please adjust your records accordingly.

Please retain this Supplement with your Statutory Prospectus and SAI for reference.